[EXHIBIT 32]
CERTIFICATION Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Anglotajik Minerals Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report), Matthew Markin, as Principal Executive Officer and Acting Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

  the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2006

Signed:

/s/ Matthew Markin
President, Chief Executive Officer,
Acting Chief Financial Officer